UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2024

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 20, 2024, the Board of Directors (the “Board”) of Quantum Computing Inc. (the “Company”) approved amendments to the Company’s Code of Ethics (the “Code”), effective October 1, 2024, as follows:

●	Conflicts of Interest. In the Conflicts of Interest section of the Code, the amendments revise the provision addressing Company insiders seeking for themselves or family members “any favors, preferential treatment, special benefits, gifts, loans or other consideration” (collectively, “Gifts”). Prior to the amendments, this provision provided that an insider should not seek Gifts “as a result of such insider’s association with a business associate or with the [C]ompany, except those customary and usual benefits directly provided by a business associate of the [C]ompany.” The amendments expand this provision to provide that insiders should not seek to secure Gifts “from any person that does or seeks to do business with the Company.” The amendments also expand the provided carve-out to except such Gifts as are “consistent with customary and usual business practice and not extravagant or inappropriate, or when based on obvious family or personal relationships existing independent of any business concerns where the circumstances make it clear that it is those relationships rather than the business of the Company that are the motivating factor.”

●	Requests for Waivers and Changes in Code of Ethics. The amendments add a provision that any waiver of the Code for executive officers or directors may be authorized only by the Board or, to the extent permitted by the rules of any securities exchange on which any Company securities are listed, a committee of the Board. The amendments also revise the provisions of the Code with respect to disclosure of waivers to provide that any waivers of, not solely those that constitute a “material departure from,” a provision of the Code will be publicly disclosed in accordance with applicable Securities and Exchange Commission rules, and that public disclosures of waivers will also be made in accordance with the rules and regulations of any securities exchange on which Company securities are listed.

The amendments also include other non-substantive changes to the Code.

The foregoing summary of the amendments to the Code is qualified in its entirety by the full text of the Code, as amended, which is filed as Exhibit 14.1 hereto. The amended Code will also be posted on Company’s website, www.quantumcomputinginc.com, on or about its October 1, 2024 effective date. Information contained on the Company’s website is not incorporated by reference in, or considered part of, this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
14.1	Quantum Computing, Inc. Code of Ethics
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: September 25, 2024	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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